Exhibit 10.15
November 9, 2009
CONFIDENTIAL MEMO
Mr. Monty Vogler
Bluff Creek Petroleum, LLC
4625 North 1st Street
Abilene, Texas 79603
Re:      Purchase Offer — Letter of Intent Amended Closing Date
Dear Mr. Vogler,
This letter shall confirm our verbal agreement regarding the amended closing date for the NYTEX Petroleum, Inc. (“NYTEX”) Purchase Offer — Letter of Intent (“LOI”), signed by NYTEX and Bluff Creek Petroleum, LLC on September 15, 2009.
Pursuant to the LOI, the closing date was to occur on or before 90 days from the signing and acceptance of the LOI. NYTEX and Bluff Creek Petroleum, LLC agree to amend the LOI closing date to December 22, 2009.
If you agree to the LOI amended closing date please so indicate by signing in the space provided below.
Respectfully submitted,

/s/ Michael Galvis

Michael Galvis
President and CEO

AGREED TO AND ACCEPTED BY:	/s/ Monty Vogler

Monty Vogler, Bluff Creek Petroleum LLC
Date: November 10th, 2009
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